Exhibit 99.12

Monthly Operating Report

CASH BASIS

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	July	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,   TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL   INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	8/20/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	8/20/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

CASH RECEIPTS AND	May 19, 2015 to	MONTH
DISBURSEMENTS	Jun 30, 2015	July 31,2015	MONTH	MONTH
1. CASH - BEGINNING OF MONTH	$1,744,873.40	$2,122,124.24
RECEIPTS
2. CASH SALES
3. ACCOUNTS RECEIVABLE COLLECTIONS	$644,823.02	$43,875.34			[2]
4. LOANS AND ADVANCES
5. SALE OF ASSETS
6. LEASE & RENTAL INCOME
7. WAGES
8. OTHER (ATTACH LIST)	$35,484.43				[1]
9. TOTAL RECEIPTS	$680,307.45	$43,875.34	$-	$-
DISBURSEMENTS
10. NET PAYROLL
11. PAYROLL TAXES PAID
12. SALES,USE & OTHER TAXES PAID
13. INVENTORY PURCHASES
14. MORTAGE PAYMENTS
15. OTHER SECURED NOTE PAYMENTS
16. RENTAL & LEASE PAYMENTS
17. UTILITIES
18. INSURANCE
19. VEHICLE EXPENSES
20. TRAVEL
21. ENTERTAINMENT
22. REPAIRS & MAINTENANCE
23. SUPPLIES (includes Postage of $9000)	$9,507.37
24. ADVERTISING
25. HOUSEHOLD EXPENSES
26. CHARITABLE CONTRIBUTIONS
27. GIFTS
28. OTHER (ATTACH LIST)	$293,549.24	$802,101.28			[1]
29. TOTAL ORDINARY DISBURSEMENTS	$303,056.61	$802,101.28	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES
31. U.S. TRUSTEE FEES		$325.00
32. OTHER (ATTACH LIST)
33. TOTAL REORGANIZATION EXPENSES	$-	$325.00
34. TOTAL DISBURSEMENTS	$303,056.61	$802,426.28	$-	$-	[4]
35. NET CASH FLOW	$377,250.84	$(758,550.94)	$-	$-
36. CASH - END OF MONTH	$2,122,124.24	$1,363,573.30	$-	$-

[1]	See Exhibit 1 for attached list of Item 8. Other receipts and Item 28. Other disbursements.
[2]	The amount previously reported as Accounts Receivable Collections for May 19,2015 to June 30,2015 was incorrect and has been corrected here.
[4]	Total Disbursements includes the following amounts that are NOT disbursements, but are transfers of funds between bank accounts (from LPI Financial Services account to Life Partners, Inc. account) for the periods shown below.

May 19,2015 to June 30,2015	$253,441.77
July 31,2015	$800,000.00

Monthly Operating Report

CASH BASIS-1A

2015

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

CASH DISBURSEMENTS DETAIL	MONTH:	July

CASH DISBURSEMENTS

DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS

CK#	DATE	PAYEE	PURPOSE	AMOUNT
001005	7/1/2015	Preferred Trust Company, LLC	Flow Thru Premiums	$1,439.22
Bank Fee	07/02/15	EPN	Credit Card Processing Fees	$10.00
Bank Fee	07/14/15	Bank of Texas	Account Analysis Fees	$664.56
Bank Fee	07/24/15	Bank of Texas	Acct Analysis Fee Reversed	$(12.50)
001006	7/27/2015	U.S. Trustee	U.S. Trustee Fees	$325.00
Transfers	Various	Life Partners, Inc.	Transfer to LPI Acct#4080	$800,000.00	[4]

	TOTAL BANK ACCOUNT DISBURSEMENTS			$802,426.28

TOTAL DISBURSEMENTS FOR THE MONTH				$802,426.28

[4]	See Footnote on CASH BASIS-1.

Monthly Operating Report

CASH BASIS-2

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

BANK RECONCILIATIONS

	Acct #1	Acct #2	Acct #3
A. BANK:	Bank of Texas
B. ACCOUNT NUMBER:	4069
C. PURPOSE (TYPE):	Checking			TOTAL
1. BALANCE PER BANK STATEMENT	$1,363,573.30			$1,363,573.30
2. ADD: TOTAL DEPOSITS NOT CREDITED				$-
3. SUBTRACT: OUTSTANDING CHECKS				$-
4. OTHER RECONCILING ITEMS				$-
5. MONTH END BALANCE PER BOOKS	$1,363,573.30	$-	$-	$1,363,573.30
6. NUMBER OF LAST CHECK WRITTEN	1006

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	VALUE

8.
9.
10.
11. TOTAL INVESTMENTS			$-

CASH

12. CURRENCY ON HAND

13. TOTAL CASH - END OF MONTH			$1,363,573.30

Monthly Operating Report

CASH BASIS-3

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

ASSETS OF THE ESTATE

SCHEDULE "A"	SCHEDULE	MONTH	MONTH
REAL PROPERTY	AMOUNT	June 30,2015	July 31,2015	MONTH
1. NONE
2.
3.
4. OTHER (ATTACH LIST)
5. TOTAL REAL PROPERTY ASSETS	$-	$-	$-	$-
SCHEDULE "B"
PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.	$1,744,873.40	$2,122,124.24	$1,363,573.30
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES	unknown	unknown	unknown
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE	$6,899,018.44	$6,980,205.78	$7,734,889.82		[3]
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)
36. TOTAL PERSONAL PROPERTY ASSETS	$8,643,891.84	$9,102,330.02	$9,098,463.12	$-
37. TOTAL ASSETS	$8,643,891.84	$9,102,330.02	$9,098,463.12	$-

[3]	Item 16. Accounts Receivable includes the following:
	Accounts Receivable-Platform Fees	$2,741,107.18	$2,565,972.91	$2,523,536.79
	Intercompany Transfers to Life Partners, Inc.	$4,157,911.26	$4,414,232.87	$5,211,353.03

Monthly Operating Report

CASH BASIS-4

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

MONTH:	July

LIABILITIES OF THE ESTATE

PREPETITION	SCHEDULE
LIABILITIES	AMOUNT	PAYMENTS
1. SECURED
2. PRIORITY	unknown
3. UNSECURED	$9,000.77
4. OTHER (ATTACH LIST)
5. TOTAL PREPETITION LIABILITIES	$9,000.77	$-

POSTPETITION	DATE	AMOUNT	DUE	AMOUNT
LIABILITIES	INCURRED	OWED	DATE	PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. American Express	07/28/15	$1,501.42	08/12/15	$-
8. Pitney Bowes	07/20/15	$1,158.82	08/19/15	$-
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29. (IF ADDITIONAL ATTACH LIST)
30. TOTAL OF LINES 7 - 29		$2,660.24		$-
31. TOTAL POSTPETITION LIABILITIES		$2,660.24		$-

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

MONTH:	July

ACCOUNTS RECEIVABLE AGING

	SCHEDULE	MONTH	MONTH
	AMOUNT	June 30,2015	July 31,2015	MONTH
1. 0 - 30
2. 31 - 60	$803,662.42
3. 61 - 90		$605,497.15
4. 91 +	$1,937,444.76	$1,960,475.76	$2,523,536.79
5. TOTAL ACCOUNTS RECEIVABLE	$2,741,107.18	$2,565,972.91	$2,523,536.79	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$2,741,107.18	$2,565,972.91	$2,523,536.79	$-

AGING OF POSTPETITION TAXES AND PAYABLES

	0 – 30	31-60	90+
TAXES PAYABLE	DAYS	DAYS	DAYS	Total
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$2,660.24	$-	$-	$2,660.24

STATUS OF POSTPETITION TAXES

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD	AMOUNT	TAX
FEDERAL	LIABILITY	OR ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

MONTH:	July

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
6.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
	DATE OF COURT ORDER	AMOUNT	AMOUNT	TTL PAID	TOTAL INCURRED
NAME	AUTHORIZING PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Asset Servicing Group					$271,656.00	[11]
2. Bridgepoint Consulting					$122,816.30	[11]
3. Epiq Bankruptcy Solutions			$98,992.39	$123,992.39	$941,420.02	11&12
4. Kim Hinkle, Attorney at Law					$79,363.00	[11]
5. MMS Advisors					$147,000.00	11&13
6. Munsch, Hardt, Kopf & Harr,P.C.					$350,000.00	[11]
7. Thompson & Knight LLP					$1,887,500.00	[11]
8. Tom Moran, US Trustee					$171,900.00	[11]
9. Phillips Murrah					$128,431.00	[11]
TOTAL PAYMENTS TO PROFESSIONALS		$-	$98,992.39	$123,992.39	$4,100,086.32

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS	TOTAL
	MONTHLY	PAID	UNPAID
	PAYMENTS	DURING	POST-
NAME OF CREDITOR	DUE	MONTH	PETITION
1.			$-
2.			$-
3.			$-
4.			$-
5.			$-
6. TOTAL	$-	$-	$-

[11]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[12]	The amount paid to Epiq Bankruptcy Solutions was paid by Life Partners, Inc. Total paid to date also includes a $25,000 retainer paid LPI Financial Services on 5/5/2015.
[13]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.

Monthly Operating Report

CASH BASIS-6

2015

CASE NAME:	LPI Financial Services, Inc.

CASE NUMBER:	15-41996

MONTH:	July

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW	X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF		PERIOD	PAYMENT AMOUNT
POLICY	CARRIER	COVERED	& FREQUENCY

LPI Financial Services, Inc. Case No. 15-41996	EXHIBIT 1

Other Receipts and Disbursements

31-Jul-15

	June 30,2015	July 31,2015
	Amount	Amount
OTHER RECEIPTS:
Dividends Forward to LPI	$3.75
Flow Thru Premiums	$32,447.83
Premiums Returned	$3,011.52
Spoiled Postage Refund	$21.33
	$35,484.43	$-

	Amount	Amount
OTHER DISBURSEMENTS:
Bank Fees	$890.61	$652.06
Credit Card Processing Fees	$5,192.98	$10.00
Dividends Forward to LPI	$3.75
Flow Thru Premiums	$31,008.61	$1,439.22
Premiums Returned	$3,011.52
Transfer to LPI	$250,000.00	$800,000.00
Transfer to LPI bank account	$3,441.77
Voided Checks	$-
	$293,549.24	$802,101.28